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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date of Report (Date of earliest reported): June 20, 2001


                       Electronic Data Systems Corporation
             (Exact name of registrant as specified in its chapter)


          Delaware                   01-11779              75-2548221
(State or other jurisdiction        (Commission           (IRS Employer
      of incorporation             File Number)        Identification No.)

       5400 Legacy Drive, Plano, Texas                       75024
  (Address of principal executive offices)                (Zip Code)



                                 (972) 604-6000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)
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Item 5.  Other Events.

         On June 6, 2001, Electronic Data Systems Corporation (the "Company") filed, pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), a registration statement on form S-3 (File No. 333-62442), which was declared effective on June 13, 2001 (the "Registration Statement"). On June 18, 2001, the Company filed a Preliminary Prospectus Supplement, dated June 18, 2001, which included the Prospectus dated June 13, 2001, relating to the offering of up to 32,200,000 of the Company's FELINE PRIDES. On June 20, 2001, the Company filed the final Prospectus Supplement dated June 20, 2001 and entered into an Underwriting Agreement with the several underwriters named therein, relating to the offering and sale by the Company of 32,200,000 FELINE PRIDES under the Registration Statement. The FELINE PRIDES initially will consist of units referred to as Income PRIDES. Each Income PRIDE will include
(i) a purchase contract under which the purchaser will agree to purchase from the Company and the Company will agree to sell shares of common stock of the Company on August 17, 2004 and (ii) a senior note due August 17, 2006 of the Company. In this connection, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Exhibits."

Item 7. Exhibits

The following exhibits are filed with reference to the Registration Statement on Form S-3 (File No. 333-62442) of Electronic Data Systems Corporation:

Exhibit
Number          Description
------          -----------

1.1* Purchase Agreement, dated June 20, 2001, between the Company and the several underwriters named therein.

4.1 Second Supplemental Indenture, dated June 26, 2001, between Electronic Data Systems Corporation and The Chase Manhattan Bank, as Trustee.

4.2             Form of Notes (included in Exhibit 4.1).

4.3 Purchase Contract Agreement, dated June 26, 2001, between Electronic Data Systems Corporation and The Chase Manhattan Bank, as Purchase Contract Agent.

4.4             Form of Income PRIDE Certificate (included as Exhibit A to
                Exhibit 4.3).

4.5 Pledge Agreement, dated June 26, 2001, among Electronic Data Systems Corporation, First Union Trust Company, N.A., as Collateral Agent, and The Chase Manhattan Bank, as Purchase Contract Agent.

8.1             Tax Opinion of Baker Botts L.L.P.

________________

* Previously Filed.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ELECTRONIC DATA SYSTEMS CORPORATION

                                       By: /s/ D. Gilbert Friedlander
                                       Name:  D. Gilbert Friedlander
                                       Title:  Senior Vice President
Date: June 29, 2001
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                                  EXHIBIT INDEX

Exhibit
Number          Description
-------         -----------

1.1* Purchase Agreement, dated June 20, 2001, between the Company and the several underwriters named therein.

4.1 Second Supplemental Indenture, dated June 26, 2001, between Electronic Data Systems Corporation and The Chase Manhattan Bank, as Trustee.

4.2             Form of Notes (included in Exhibit 4.1).

4.3 Purchase Contract Agreement, dated June 26, 2001, between Electronic Data Systems Corporation and The Chase Manhattan Bank, as Purchase Contract Agent.

4.4             Form of Income PRIDE Certificate (included as Exhibit A to
                Exhibit 4.3).

4.5 Pledge Agreement, dated June 26, 2001, among Electronic Data Systems Corporation, First Union Trust Company, N.A., as Collateral Agent, and The Chase Manhattan Bank, as Purchase Contract Agent.

4.6 Remarketing Agreement, dated June 26, 2001, among Electronic Data Systems Corporation, The Chase Manhattan Bank, as Purchase Contract Agent, and Merrill Lynch & Co., Merrill Lynch Pierce, Fenner & Smith Incorporated, as Remarketing Agent.

8.1             Tax Opinion of Baker Botts L.L.P.

__________________

* Previously Filed.